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                                                        Monthly Operating Report
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CASE NAME: AMERICARE MANAGEMENT, INC.                             ACCRUAL BASIS
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CASE NUMBER:     02-47106-DML
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                         United States Bankruptcy Court

                           Northern District of Texas

                               Ft. Worth Division

                            Monthly Operating Report

                        Month Ending: September 30, 2002

I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis-1 through Accrual Basis - 7) and the accompanying attachments and these documents are true, correct, and complete. Declaration of the preparer is based on all information of which preparer has any knowledge.

Responsible party:

/s/ J. MICHAEL POSS                              CFO
--------------------------------------------     -------------------------------
    Original Signature of Responsible Party                 Title

J. MICHAEL POSS                                  as of October 20, 2002
--------------------------------------------     -------------------------------
    Printed Name of Responsible Party                       Date

Preparer:

/s/ J. MICHAEL POSS                              CFO
--------------------------------------------     -------------------------------
   Original Signature of Preparer                           Title

J. MICHAEL POSS                                  as of October 20, 2002
--------------------------------------------     -------------------------------
       Printed Name of Preparer                             Date

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


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                                                                                                      Monthly Operating Report
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CASE NAME:        AMERICARE MANAGEMENT, INC.                                                          ACCRUAL BASIS - 1
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CASE NUMBER:     02-47106-DML
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COMPARATIVE BALALNCE SHEET
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                                                                     SCHEDULE        MONTH           MONTH          MONTH
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ASSETS                                                                AMOUNT         Aug. 2002      Sept. 2002
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
1   UNRESTRICTED CASH                                                 1,000.00        1,000.00        1,000.00
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2   RESTRICTED CASH
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3   TOTAL CASH                                                        1,000.00        1,000.00        1,000.00
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4   ACCOUNTS RECEIVABLE ( NET)                                                        *               *
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5   INVENTORY
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6   NOTES RECEIVABLE
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7   PREPAID EXPENSES
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8   OTHER (ATTACH LIST)
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9   TOTAL CURRENT ASSETS
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10  PROPERTY PLANT & EQUIPMENT
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11  LESS: ACCUMULATED DEPRECIATION / DEPLETION
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12  NET PROPERTY PLANT EQUIPMENT
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13  DUE FROM INSIDERS
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14  OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
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15  OTHER (ATTACH LIST)-- Stock of InterLink Home
    Health Care, Inc.                                            50,000,000.00    5,000,000.00    5,000,000.00
------------------------------------------------------------------------------------------------------------------------------------
16  TOTAL ASSETS                                                                  5,001,000.00    5,001,000.00
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POST PETITION LIABILITIES
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17  ACCOUNTS PAYABLE
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18  TAXES PAYABLE
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19  NOTES PAYABLE
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20  PROFESSIONAL FEES
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21  SECURED DEBT
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22  OTHER (ATTACH LIST)
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23  TOTAL POST PETITION LIABILITIES
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PREPETITION LIABILITIES
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24  SECURED DEBT
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25  PRIORITY DEBT
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26  UNSECURED DEBT                                               5,000,000.00    5,000,000.00    5,000,000.00
------------------------------------------------------------------------------------------------------------------------------------
27  OTHER (ATTACH LIST)
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28  TOTAL REPETITION LIABILITIES
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29  TOTAL LIABILITIES                                                             5,000,000.00    5,000,000.00
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EQUITY
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30  PREPETITION OWNERS EQUITY                                                         1,000.00        1,000.00
------------------------------------------------------------------------------------------------------------------------------------
31  POST PETITION CUMULATIVE PROFIT OR (LOSS)
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32  DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
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33  TOTAL EQUITY                                                                      1,000.00        1,000.00
------------------------------------------------------------------------------------------------------------------------------------
34  TOTAL LIABILITIES & OWNERS EQUITY                                             5,001,000.00    5,001,000.00
------------------------------------------------------------------------------------------------------------------------------------

*    Debtor is owed an undetermined amount in management fees that were earned with respect to a management agreement between Debtor and InterLink Home Health Services, Inc., a Debtor-in-Possession (Case Number
     02-45210-DML in the U.S. Bankruptcy Court of the Northern District of Texas, Ft. Worth Division).

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                                                                                                      Monthly Operating Report
------------------------------------------------------------------------------------------------------------------------------------
CASE NAME:        AMERICARE MANAGEMENT, INC.                                                          ACCRUAL BASIS - 2
------------------------------------------------------------------------------------------------------------------------------------
CASE NUMBER:     02-47106-DML
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INCOME STATEMENT
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                                                                  MONTH            MONTH             MONTH            QUARTER
REVENUES                                                        Aug. 2002        Sept. 2002                            TOTAL
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
1     GROSS REVENUES                                              None              None
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2     LESS: RETURNS & DISCOUNTS
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3     NET REVENUE                                                 None              None
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COST OF GOODS SOLD
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4     MATERIAL
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5     DIRECT LABOR
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6     DIRECT OVERHEAD
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7     TOTAL COST OF GOODS SOLD                                    None              None
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8     GROSS PROFIT                                                None              None
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OPERATING EXPENSES
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9     OFFICER / INSIDER COMPENSATION
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10    SELLING AND MARKETING
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11    GENERAL & ADMINISTRATIVE
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12    RENT & LEASE
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13    OTHER (ATTACH LIST)
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14    TOTAL OPERATING EXPENSES                                    None              None
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15    INCOME BEFORE NON-OPERATING INCOME AND EXPENSE              None              None
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OTHER INCOME & EXPENSES
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16    NON-OPERATING INCOME
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17    NON-OPERATING EXPENSE
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18    INTEREST EXPENSE
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19    DEPRECIATION / DEPLETION
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20    AMORTIZATION
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21    OTHER (ATTACH LIST)
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22    NET OTHER INCOME & EXPENSE                                  None              None
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REORGANIZATION EXPENSES
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23    PROFESSIONAL FEES
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24    U.S. TRUSTEE FEES
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25    OTHER (ATTACH LIST)
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26    TOTAL REORGANIZATION EXPENSES
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27    INCOME TAX
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28    NET PROFIT (Loss)                                           None              None
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

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                                                                                                  Monthly Operating Report
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CASE NAME:        AMERICARE MANAGEMENT, INC.                                                      ACCRUAL BASIS - 3
-----------------------------------------------------------------------------------------------------------------------------
CASE NUMBER:     02-47106-DML
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                            MONTH             MONTH            MONTH           QUARTER
DISBURSEMENTS                                              Aug. 2002        Sept. 2002                           TOTAL
-----------------------------------------------------------------------------------------------------------------------------
1      CASH - BEGINNING OF MONTH                            1,000.00          1,000.00
-----------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
2      CASH SALES                                             None             None
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COLLECTION OF ACCOUNTS RECEIVABLE
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3      PREPETITION
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4      POSTPETITION
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5      TOTAL OPERATING RECEIPTS                               None             None
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NON-OPERATING RECEIPTS
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6      LOANS & ADVANCES (ATTACH LIST)
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7      SALE OF ASSETS
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8      OTHER (ATTACH LIST)
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9      NON OPERATING RECEIPTS
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10     TOTAL RECEIPTS
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11     TOTAL CASH AVAILABLE                                 1,000.00          1,000.00
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OPERATING DISBURSEMENTS
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12     NET PAYROLL
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13     PAYROLL TAXES PAID
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14     SALES, USE & OTHER TAXES PAID
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15     SECURED / RENTAL/ LEASES
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16     UTILITIES
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17     INSURANCE
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18     INVENTORY PURCHASES
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19     VEHICLE EXPENSES
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20     TRAVEL
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21     ENTERTAINMENT
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22     REPAIRS & MAINTENANCE
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23     SUPPLIES
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24     ADVERTISING
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25     OTHER (ATTACH LIST)
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26     TOTAL OPERATING DISBURSEMENTS                          None             None
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REORGANIZATION EXPENSES
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27     PROFESSIONAL FEES
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28     U.S. TRUSTEE FEES
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29     OTHER (ATTACH LIST)
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30     TOTAL REORGANIZATION EXPENSES
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31     TOTAL DISBURSEMENTS
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32     NET CASH FLOW                                          None             None
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33     CASH - END OF MONTH                                  1,000.00          1,000.00
-----------------------------------------------------------------------------------------------------------------------------

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                                                                                                  Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
CASE NAME:        AMERICARE MANAGEMENT, INC.                                                      ACCRUAL BASIS - 4
-----------------------------------------------------------------------------------------------------------------------------------
CASE NUMBER:     02-47106-DML
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       SCHEDULE           MONTH            MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                                               AMOUNT          Aug. 2002        Sep. 2002
------------------------------------------------------------------------------------------------------------------------------------
1    0 - 30
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2    31 - 60
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3    61 - 90
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4    91+
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5    TOTAL ACCOUNTS RECEIVABLE
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6    AMOUNT CONSIDERED UNCOLLECTIBLE
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7    ACCOUNTS RECEIVABLE (NET)                                                            None              None
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AGING OF POST PETITION TAXES & PAYABLES                                                   MONTH:  AUGUST 2002
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                                                       0 - 30          31 - 60           61 - 90            91+
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TAXES  PAYABLES                                         DAYS             DAYS             DAYS              DAYS            TOTAL
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1    FEDERAL
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2    STATE
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3    LOCAL
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4    OTHER (ATTACH LIST)
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5    TOTAL TAXES PAYABLE                                None             None             None              None            None
------------------------------------------------------------------------------------------------------------------------------------

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6    ACCOUNTS PAYABLE                                   None             None             None              None            None
------------------------------------------------------------------------------------------------------------------------------------

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STATUS OF POST PETITION TAXES                                                             MONTH:  SEPTEMBER 2002
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                                                                       BEGINNING       WITHHELD
                                                                         TAX            AND/OR            AMOUNT         ENDING TAX
FEDERAL                                                                LIABILITY*       ACCRUED            PAID          LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1    WITHHOLDING **  (1)                                                 None             None              None            None
------------------------------------------------------------------------------------------------------------------------------------
2    FICA-EMPLOYEE **  (1)                                               None             None              None            None
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3    FICA-EMPLOYER **  (1)                                               None             None              None            None
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4    UNEMPLOYMENT  (1)                                                   None             None              None            None
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5    INCOME  (2)                                                         None             None              None            None
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6    OTHER (ATTACH LIST)                                                 None             None              None            None
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7    TOTAL FEDERAL TAXES                                                 None             None              None            None
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STATE & LOCAL
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8    WITHHOLDING (1)                                                     None             None              None            None
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9    SALES (3)                                                           None             None              None            None
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10   EXCISE (4)                                                          None             None              None            None
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11   UNEMPLOYMENT  (1)                                                   None             None              None            None
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12   REAL PROPERTY (5)                                                   None             None              None            None
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13   PERSONAL PROPERTY (6)                                               None             None              None            None
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14   OTHER (ATTACH LIST)                                                 None             None              None            None
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15   TOTAL STATE & LOCAL                                                 None             None              None            None
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16   TOTAL TAXES                                                         None             None              None            None
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*    The beginning Tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.

**   Attach photocopies of IRS Form 6123 of your FTD coupon and payment receipt to verify payment or deposit

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(1)   Debtor is a holding company with no employees.
(2)   Debtor commenced operations on May 2, 2002. No taxable income has been earned to date.
(3)   Debtor's activities are not subject to state sales taxes.
(4)   Debtor's activities are not subject to excise taxes.
(5)   Debtor owns no real property.
(6)   Debtor owns no taxable personal property.


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                                                                                                  Monthly Operating Report
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CASE NAME:        AMERICARE MANAGEMENT, INC.                                                      ACCRUAL BASIS - 5
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CASE NUMBER:     02-47106-DML
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The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investments accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                            MONTH: SEPTEMBER 2002

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BANK RECONCILIATIONS                                             ACCOUNT #1         ACCOUNT #2        ACCOUNT #3
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
A    BANK:                                                       Wells Fargo                                              TOTAL
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B    ACCOUNT NUMBER:                                             4000022186
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C    PURPOSE: (TYPE)                                              Checking
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1    BALANCE PER BANK STATEMENT                                   1,000.00
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2    ADD: TOTAL DEPOSITS NOT CREDITED                                 0.00
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3    SUBTRACT: OUTSTANDING CHECKS                                     0.00
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4    OTHER RECONCILING ITEMS                                          0.00
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5    MONTH END BALANCE PER BOOKS                                  1,000.00
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6    NUMBER OF LAST CHECK WRITTEN
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INVESTMENT ACCOUNTS
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                                                                                DATE OF           TYPE OF       PURCHASE    CURRENT
BANK, ACCOUNT NAME &  NUMBER:                                                   PURCHASE         INSTRUMENT      PRICE       VALUE
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7    [None]
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8
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9
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10
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11   TOTAL INVESTMENT
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CASH
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12   CURRENCY ON HAND                                                                                                        None
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13   TOTAL CASH - END OF MONTH                                                                                            1,000.00
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

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                                                                                                  Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
CASE NAME:        AMERICARE MANAGEMENT, INC.                                                      ACCRUAL BASIS - 6
-----------------------------------------------------------------------------------------------------------------------------------
CASE NUMBER:     02-47106-DML
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                                                                                                  MONTH:  SEPTEMBER 2002

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PAYMENTS TO INSIDERS AND PROFESSIONALS
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Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101
(31) (a)-(f) of the U.S. Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.) attach additional sheets if necessary.


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                                       INSIDERS
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
                                                 TYPE OF                                   TOTAL PAID TO
                           NAME                  PAYMENT            AMOUNT PAID                DATE
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1
------------------------------------------------------------------------------------------------------------------------------------
2
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3
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4
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5
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6  TOTAL PAYMENTS TO INSIDERS                                                                    None
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                                                    PROFESSIONALS
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                                                    DATE OF COURT
                                                       ORDER                                       TOTAL
                                                    AUTHORIZING      AMOUNT       TOTAL PAID     INCURRED &
           NAME                         PAYMENT      APRROVED         PAID         TO DATE        UNPAID*
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1
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2
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3
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4
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5
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6  TOTAL PAYMENTS TO PROFESSIONALS         None **      None **        None **        None **       None **
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*    Include all fees incurred both approved and unapproved

** Professional fees in connection with the preparation of the bankruptcy petition for Debtor were paid by Debtor's parent, The Phoenix Group
     Corporation (Case Number 02 - 47107 - DML).

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                      Postpetition status of secured notes, leases payable and adequate protection payments
-----------------------------------------------------------------------------------------------------------------------------------

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                                                        SCHEDULED
                                                         MONTHLY            AMOUNTS PAID       TOTAL UNPAID
                  NAME OF CREDITOR                       PAMOUNTS           DURING MONTH       POSTPETITION
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1
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2
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3
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4
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5
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6  TOTAL                                                   None                None              None
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

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                                                                                                  Monthly Operating Report
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CASE NAME:        AMERICARE MANAGEMENT, INC.                                                      ACCRUAL BASIS - 7
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CASE NUMBER:     02-47106-DML
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                                                                                                  MONTH:  SEPTEMBER 2002

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Questionnaire
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
                                                                                                       YES                  NO
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1  Have any assets been sold or transferred outside the normal course of business this
   reporting period?                                                                                                         X
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2  Have any funds been disbursed from any account other than a debtor in possession account?                                 X
------------------------------------------------------------------------------------------------------------------------------------
3  Are any post petition receivables (accounts, notes, or loans) due from related parties?             X *
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4  Have any payments been made on petition liabilities this reporting period?                                                X
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5  Have any postpetition loans been received by the debtor from any party?                                                   X
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6  Are any postpetition payroll taxes due?                                                                                   X
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7  Are any postpetition state or federal income taxes past due?                                                              X
------------------------------------------------------------------------------------------------------------------------------------
8  Are any postpetition real estate taxes past due?                                                                          X
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9  Are any postpetition taxes past due?                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
1O  Are any amounts owed to postpetition creditors delinquent?                                                               X
------------------------------------------------------------------------------------------------------------------------------------
11 Have any prepetition taxes been paid during the reporting period?                                                         X
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12  Are any wage payments past due?                                                                                          X
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If the answer to any of the above any of the above questions is "yes" provide a detailed explanation of each item. Attach additional sheets if necessary.

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Insurance
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                                                                                                       YES                  NO
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1  Are workers compensation, general liability, and other necessary insurance coverage's in effect?                          X **
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2  Are all premium payments paid current?                                                                                    X **
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3  Please itemize policies below **
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If the answer to any of the above any of the above questions is "no," or if any policies have been cancelled or not renewed during this reporting period,  provide an explanation below.  Attach additional sheets if necessary.
------------------------------------------------------------------------------------------------------------------------------------


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                             INSTALLMENT PAYMENTS
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                                                                                                                   Payment Amount
Type of Policy                                                                   Carrier          Period Covered     & Frequency
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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*    Debtor is owed an undetermined amount in management fees that were earned with respect to a management agreement between Debtor and InterLink Home Health Services, Inc., a Debtor-in-Possession (Case Number
     02-45210-DML in the U.S. Bankruptcy Court of the Northern District of Texas, Ft. Worth Division). In the
     referenced case, Debtor asserts that it is the owner of the stock of InterLink Home Health Services, Inc.


**   Debtor maintains no casualty insurance for tangible assets because it owns no tangible assets. Debtor does not maintain Worker's Compensation insurance because it has no employees. Debtor is named as an additional insured on the general liability insurance policy of its parent corporation, The Phoenix Group
     Corporation (Case Number 02-47107-DML in the U.S. Bankruptcy Court for the Northern District of Texas in
     Ft. Worth, Texas).